Offerings - Offering: 1	Aug. 20, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 20,300,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,803.43
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 933,478.481 Shares (approximately 100.00% of the net assets of the Fund as of July 31, 2026) based on a net asset value per Share as of close of business on July 31, 2026 of $21.67. Amount of Filing Fees was calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by the Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026.